Exhibit 99.3

AMENDED 2004 STOCK OPTION PLAN

PROCERA NETWORKS, INC.
AMENDED 2004 STOCK OPTION PLAN

1.	PURPOSES OF THE PLAN

The purposes of this Amended 2004 Stock Option Plan (the "Plan") of Procera Networks, Inc., a Nevada corporation (the "Company") are to:

(i)     Encourage employees to accept or continue employment with the Company or its Affiliates; and

(ii)     Increase the interest of officers, directors, key employees and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company ("Common Stock").

Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

2.	ELIGIBLE PERSONS

Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) (including employees who are also officers or directors of the Company or of any Affiliate) is eligible to receive ISO's or NQO's under this Plan. The term "Affiliate," as used in the Plan, means a parent or subsidiary corporation, as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. Every person who is a director of or consultant to the Company or any Affiliate at the date of grant of an Option is eligible to receive NQOs under this Plan.

3.	STOCK SUBJECT TO THIS PLAN

Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock that may be granted pursuant to this Plan is Five Million (5,000,000) shares of Common Stock. The shares unexercised shall become available again for grants under the Plan.

4.	ADMINISTRATION

4.1     Administrator. This Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee, director, or officer appointed by the Board, which committee shall be constituted to comply with all applicable federal and state laws (the Board, or such committee appointed by the Board, shall be the "Administrator"). The Administrator shall not be liable for any decision, action, or omission respecting the Plan, any options, or any option shares.

4.2     Disinterested Administration. This Plan shall be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

4.3     Authority of the Administrator. Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market of the Common Stock subject to Options, in accordance with Section 6.1.11 of this Plan; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or accelerate the exercise date or vesting of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan.

4.4     Determinations Final. All questions of interpretation, implementation, and application of this Plan shall be determined by the Board. Such determinations shall be final and binding on all persons.

5.	GRANTING OF OPTIONS: STOCK OPTION AGREEMENT

5.1     Ten-Year Term. No Options shall be granted under this Plan after ten (10) years from the date of adoption of this Plan by the Board.

5.2     Stock Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, in form satisfactory to the Company (as set forth on EXHIBIT A attached hereto), executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute a Stock Option Agreement shall not invalidate the granting of any Option.

5.3     Designation as ISO or NQO. The Stock Option Agreement shall specify whether each Option it evidences is a NQO or an ISO. Notwithstanding designation of any Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs which would become exercisable for the first time by any Optionee at a rate in excess of one hundred thousand dollars ($100,000) in any calendar year (under all plans of the Company), then, unless otherwise provided in the Stock Option Agreement or by the Administrator, such Options shall be NQOs to the extent of the excess above one hundred thousand dollars ($100,000). For purposes of this Section 5.3, Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option, with respect to such shares, is granted.

5.4     Grant to Prospective Employees. The Administrator may approve the grant of Options under this Plan to persons who are expected to become employees of the Company, but who are not employees at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the optionee is first treated as an employee for payroll purposes.

6.	TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be designated as a ISO or an NQO. Each Option shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

6.1     Terms and Conditions to Which Options Are Subject. Options granted under this Plan shall, as provided in Section 6, be subject to the following terms and conditions:

6.1.1     Changes in Capital Structure. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act whether similar to the events described above or otherwise. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, or other event, or converted into or exchanged for other securities as a result of a merger, consolidation, reorganization, or other event, appropriate adjustments shall be made in the number and class of shares of stock subject to this Plan and each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result to any such adjustments. Each such adjustment shall be subject to approval by the Administrator, in its sole discretion, and may be made without regard to any resulting tax consequence to the optionee.

 6.1.2     Corporate Transactions. In connection with: (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security; (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company; (iii) any sale of more than fifty percent (50%) of the Company's assets; or (iv) any like occurrence in which the Company is involved, the Administrator may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to all optionees: (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Administrator, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation. The actions described in this Section 6.1.2 may be taken without regard to any resulting tax consequence to the optionee.

6.1.3     Time of Option Exercise. Except as necessary to satisfy the requirements of Section 422 of the Code and subject to Section 5, Options granted under this Plan shall be exercisable at such times as are specified in the written Stock Option Agreement relating to such Option: provided, however, that so long as the optionee is a director or officer, as those terms are used in Section 16 of the Exchange Act, such Option may not be exercisable, in whole or in part, at any time prior to the six (6) month anniversary of the date of the Option grant, unless the Administrator determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 or that Rule 16b-3 is not applicable to the Plan. No Option shall be exercisable, however, until a written Stock Option Agreement, in form satisfactory to the Company (as set forth in EXHIBIT A attached hereto), is executed by the Company and the optionee. The Administrator, in its absolute discretion, may later waive any limitations respecting the time at which an Option or any portion of an Option first becomes exercisable.

6.1.4     Option Grant Date. Except as provided in Section 5.4, or as otherwise specified by the Board, the date of grant of an Option under this Plan shall be the date as of which the Board approves the grant.

6.1.5     Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order (limited in the case of an ISO, to a qualified domestic relations order that effects a transfer of an ISO that is community property as part of a division of community property). During the life of the optionee, an Option shall be exercisable only by the optionee.

6.1.6     Payment. Payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company.

6.1.7     Termination of Employment. Unless determined otherwise by the Board in its absolute discretion to the extent not already expired or exercised, every Option granted under this Plan shall terminate at the earlier of: (a) the Expiration Date (as defined in Section 6.1.11); or (b) upon the date of termination of employment with the Company or any Affiliate; provided that if termination of employment is due to the optionee's "disability" (as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative, may at any time within one-hundred eighty (180) days after the termination of employment (or such lesser period as is specified in the stock option agreement, but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination; and provided further that if termination of employment is due to the Optionee's death, the Optionee's estate or a legal representative thereof, may at any time within and including one-hundred eighty (180) days after the date of death of Optionee (or such lesser period as is specified in the Stock Option Agreement, but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination. Transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service, or other cause duly approved by the Company, shall not be deemed a termination of employment for purposes of this Plan. For the purpose of this Section 6.1.7, "employment" means engagement with the Company or any Affiliate of the Company either as an employee, a director, or a consultant.

6.1.8     Withholding and Employment Taxes. At the time of exercise of a Non-Qualified Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable (as determined by the Company in its sole discretion) federal and state withholding taxes.

6.1.9     Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not consistent with this Plan as may be determined by the Board, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

6.1.10     Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

(i)     If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System or the Over the Counter Bulletin Board, its fair market value shall be the closing bid price for the shares of common stock of the Company on the last business day prior to date of grant, as reported in the Wall Street Journal.

(ii)     If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there is no quoted price for the date of grant, then for the last preceding business day on which there was a quoted price).

(iii)     If the stock of the Company is as described in Section 6.1.10(i) or (ii), but is restricted by law, contract, market conditions, or otherwise as to salability or transferability, its fair market value shall be as set forth in Section 6.1.10(i) or (ii), as appropriate, less, as determined by the Board, an appropriate discount, based on the nature and terms of the restrictions.

(iv)     In the absence of an established market for the stock, the fair market value thereof shall be determined by the Board, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

6.1.11     Option Term. No Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as set forth in the stock option agreement (the end of the maximum exercise period stated in the Stock Option Agreement is referred to in this Plan as the "Expiration Date"). No ISO granted to any person who owns, directly or by attribution, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or any Affiliate ( a "Ten Percent Stockholder") shall be exercisable more than five (5) years after the date of grant.

6.1.12     Exercise Price. The exercise price of any Option granted to any Ten Percent Stockholder shall in no event be less than one hundred and ten percent (110%) of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.1.13     Compliance with Securities Laws. The Company shall not be obligated to offer or sell any shares upon exercise of an Option unless the shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable state and local securities laws. The Company shall have no obligation to register the shares under the federal securities laws or take whatever other steps may be necessary to enable the shares to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Option shares or subsequent transfers of any interest in the shares to comply with applicable securities laws. Stock certificates evidencing shares acquired upon exercise of options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the Stock Option Agreement evidencing the Option.

6.2     Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQO's shall be subject to the following additional terms and conditions:

6.2.1     Exercise Price. Except as set forth in Section 6.1.13, the exercise price of a NQO shall not be less than eighty five (85) percent of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

6.3     Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISO's shall be subject to the following additional terms and conditions:

6.3.1     Exercise Price. Except as set forth in Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.3.2     Disqualifying Dispositions. If stock acquired upon exercise of an ISO is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

7.	MANNER OF EXERCISE

7.1     Notice of Exercise. An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder, accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option, will be considered as the date such Option was exercised.

7.2     Issuance of Certificates. Subject to applicable provisions set forth in the Stock Option Agreement, promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. Unless the Company specifies otherwise, an optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any stock covered by the Option until the date of issuance of a stock certificate. Subject to Section 6.1.1 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

8.     EMPLOYMENT RELATIONSHIP Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

9.     AMENDMENTS TO PLAN The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may affect outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require shareholder approval unless shareholder approval is required to preserve incentive stock option treatment for tax purposes, or the Board otherwise concludes that shareholder approval is advisable.

10.     SHAREHOLDER APPROVAL: TERM The Board of Directors of the Company adopted this Plan as of September 3, 2004. This Plan shall terminate ten (10) years after initial adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.